UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Duke Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/08/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement, Summary Annual Report and Form 10-K

To view this material, have the 12-digit Control #(s) available and visit:   www.proxyvote.com

All shareholders will receive a Summary Annual Report and Notice and Proxy Statement via a paper or e-mail copy. If you want to receive a paper or email copy of the Form 10-K, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before 04/24/08.

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DUKE ENERGY

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on Wednesday, May 7, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location The Annual Meeting for holders as of 03/13/08 is to be held on 05/08/08 at 10:00 A.M. at: Energy Center-O.J. Miller Auditorium 526 South Church Street Charlotte, North Carolina 28202

Duke Energy

Energy Center

526 South Church Street

Charlotte, NC  28202

From I-77 North:

Take the Morehead Street exit - 10A

Turn Left onto Morehead Street

Turn Left onto Mint Street

Mint Street Parking Deck located adjacent to Bank of America Stadium

From I-77 South:

Take the I-277/John Belk Freeway/US-74/Wilkinson Blvd. exit - 9B

Merge onto I-277 N/US-74 E.

Take the Carson Blvd. exit - 1D

Stay straight to Carson Blvd.

Turn left onto Mint Street

Mint Street Parking Deck located adjacent to Bank of America Stadium

Free Parking available in the Mint Street Parking Deck.

1 - Energy Center

2 - Mint Street Parking Deck

3 - Bank of America Stadium

Voting items

The Board of Directors recommends a vote “For All” Director nominees

1.	Election of eleven directors:

	01)	William Barnet, III	07)	James T. Rhodes
	02)	G. Alex Bernhardt, Sr.	08)	James E. Rogers
	03)	Michael G. Browning	09)	Mary L. Schapiro
	04)	Daniel R. DiMicco	10)	Philip R. Sharp
	05)	Ann Maynard Gray	11)	Dudley S. Taft
	06)	James H. Hance, Jr.

The Board of Directors recommends a vote “For” Proposals 2 and 3.

2.	Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2008

3.	Approval of the amended and restated Duke Energy Corporation Executive Short-Term Incentive Plan